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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2005
                                                         -----------------


                          Community First Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)


           Maryland                       0-50322                    36-4526348
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(State or other jurisdiction       (Commission File Number)       (IRS Employer
      of incorporation)                                           Identification
                                                                      Number)


  2420 North Main Street, Madisonville, Kentucky                      15237
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    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (270) 326-3500
                                                    ------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                          COMMUNITY FIRST BANCORP INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 4.01  Changes in Registrant's Certifying Accountant
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         On November 14, 2005, the Registrant's  independent auditors,  BKD, LLP
("BKD"), informed the Registrant of its decision to resign as the Registrant's independent auditors effective with the conclusion of its procedures related to the Form 10-QSB for the quarter ended September 30, 2005. The decision to change accountants was not recommended by the audit committee of the Registrant's Board of Directors.

         BKD's reports on the Registrant's consolidated financial statements for the two fiscal years ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with their audits of the two fiscal years ended December 31, 2004 and any subsequent interim period preceding the date hereof, there were no disagreements between the Registrant and BKD on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BKD, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports.

         The Registrant has provided BKD with the above disclosures and requested that BKD furnish the Registrant with a letter addressed to the Commission stating whether BKD agrees with the foregoing statements.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     COMMUNITY FIRST BANCORP, INC.



Date:  November 18, 2005             By:   /s/William M. Tandy
                                           -------------------------------------
                                           William M. Tandy
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)